Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED, PURSUANT TO
SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

The undersigned executive officers of the registrant hereby certify that this Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained herein fairly presents, in all material respects, the financial condition and results of operations of the registrant.

Parkvale Financial Corporation

By:	/s/ Robert J. McCarthy, Jr.
Robert J. McCarthy, Jr.
Director, President and Chief Executive Officer

Dated: September 9, 2009

By:	/s/ Timothy G. Rubritz
Timothy G. Rubritz
Vice President-Treasurer and Chief Financial Officer

Dated: September 9, 2009